Exhibit 99.2

              Northeast Utilities and Subsidiaries
              ------------------------------------
                 Consolidated Balance Sheets
                 ---------------------------


                                                                      September 30,       December 31,
                                                                           2004              2003
                                                                      -------------      -------------
                                                                           (Thousands of Dollars)
ASSETS
------
Current Assets:
  Cash and cash equivalents                                           $    97,852       $    36,721
  Restricted cash - LMP costs                                                -               93,630
  Special deposits                                                        101,688            86,636
  Investments in securitizable assets                                     212,521           166,465
  Receivables, net                                                        656,384           704,893
  Unbilled revenues                                                        99,408           125,881
  Fuel, materials and supplies, at average cost                           202,760           154,076
  Derivative assets                                                       368,470           249,117
  Prepayments and other                                                    80,838            63,780
                                                                      -----------       -----------
                                                                        1,819,921         1,681,199
                                                                      -----------       -----------

Property, Plant and Equipment:
  Electric utility                                                      5,792,149         5,465,854
  Gas utility                                                             776,391           743,990
  Competitive energy                                                      911,940           885,953
  Other                                                                   239,663           221,986
                                                                      -----------       -----------
                                                                        7,720,143         7,317,783
    Less: Accumulated depreciation                                      2,357,086         2,244,263
                                                                      -----------       -----------
                                                                        5,363,057         5,073,520
  Construction work in progress                                           376,428           356,396
                                                                      -----------       -----------
                                                                        5,739,485         5,429,916
                                                                      -----------       -----------

Deferred Debits and Other Assets:
  Regulatory assets                                                     2,802,912         2,974,022
  Goodwill                                                                319,986           319,986
  Purchased intangible assets, net                                         20,251            22,956
  Prepaid pension                                                         356,540           360,706
  Prior spent nuclear fuel trust                                           49,110              -
  Other                                                                   448,043           428,567
                                                                     ------------       -----------
                                                                        3,996,842         4,106,237
                                                                     ------------       -----------


Total Assets                                                          $11,556,248       $11,217,352
                                                                      ===========       ===========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


              Northeast Utilities and Subsidiaries
              ------------------------------------
                 Consolidated Balance Sheets
                 ---------------------------

                                                                      September 30,      December 31,
                                                                           2004              2003
                                                                      -------------      ------------
                                                                          (Thousands of Dollars)

LIABILITIES AND CAPITALIZATION
------------------------------
Current Liabilities:
  Notes payable to banks                                              $     1,043       $   105,000
  Long-term debt - current portion                                         88,963            64,936
  Accounts payable                                                        704,559           729,328
  Accrued taxes                                                            17,907            51,598
  Accrued interest                                                         58,560            41,653
  Derivative liabilities                                                  212,805           112,612
  Counterparty deposits                                                    67,356            46,496
  Other                                                                   207,878           203,080
                                                                      -----------       -----------
                                                                        1,359,071         1,354,703
                                                                      -----------       -----------
Rate Reduction Bonds                                                    1,591,944         1,729,960
                                                                      -----------       -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                                     1,401,756         1,287,354
  Accumulated deferred investment tax credits                             100,062           102,652
  Deferred contractual obligations                                        423,236           469,218
  Regulatory liabilities                                                1,163,773         1,164,288
  Other                                                                   244,692           247,526
                                                                      -----------       -----------
                                                                        3,333,519         3,271,038
                                                                      -----------       -----------

Capitalization:
  Long-Term Debt                                                        2,839,694         2,481,331
                                                                      -----------       -----------

  Preferred Stock of Subsidiary - Non-Redeemable                          116,200           116,200
                                                                      -----------       -----------

  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 150,683,698 shares issued
    and 128,349,411 shares outstanding in 2004 and
    150,398,403 shares issued and 127,695,999 shares
    outstanding in 2003                                                   753,418           751,992
   Capital surplus, paid in                                             1,111,152         1,108,924
   Deferred contribution plan - employee stock
    ownership plan                                                        (63,831)          (73,694)
   Retained earnings                                                      879,153           808,932
   Accumulated other comprehensive (loss)/income                           (5,012)           25,991
   Treasury stock, 19,575,940 shares in 2004
     and 19,518,023 shares in 2003                                       (359,060)         (358,025)
                                                                      -----------       -----------
  Common Shareholders' Equity                                           2,315,820         2,264,120
                                                                      -----------       -----------
Total Capitalization                                                    5,271,714         4,861,651
                                                                      -----------       -----------


Total Liabilities and Capitalization                                  $11,556,248       $11,217,352
                                                                      ===========       ===========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



       Northeast Utilities and Subsidiaries
       ------------------------------------
       Consolidated Statements of Income
       ---------------------------------

                                                                                   Three Months Ended
                                                                                      September 30,
                                                                              ----------------------------
                                                                                 2004            2003
                                                                              -----------    -------------
                                                                                  (Thousands of Dollars,
                                                                                Except Share Information)
Operating Revenues                                                           $ 1,667,985       $ 1,640,117
                                                                             -----------       -----------

Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                                  1,031,540         1,033,663
    Other                                                                        257,563           222,268
  Maintenance                                                                     69,194            55,687
  Depreciation                                                                    57,232            50,879
  Amortization                                                                    42,679            56,407
  Amortization of rate reduction bonds                                            43,286            40,729
  Taxes other than income taxes                                                   55,360            53,169
  Gain on sale of utility plant                                                     -                 -
                                                                             -----------       -----------
       Total operating expenses                                                1,556,854         1,512,802
                                                                             -----------       -----------
Operating Income                                                                 111,131           127,315
Interest Expense:
  Interest on long-term debt                                                      34,940            32,010
  Interest on rate reduction bonds                                                24,446            26,863
  Other interest                                                                   4,086             4,474
                                                                             -----------       -----------
        Interest expense, net                                                     63,472            63,347
                                                                             -----------       -----------
Other Income, Net                                                                  8,168             4,678
                                                                             -----------       -----------
Income Before Income Tax Expense                                                  55,827            68,646
Income Tax Expense                                                                15,320            23,277
                                                                             -----------       -----------
Income Before Preferred Dividends of Subsidiary                                   40,507            45,369
Preferred Dividends of Subsidiary                                                  1,390             1,390
                                                                             -----------       -----------
Income Before Cumulative Effect of Accounting Change                              39,117            43,979
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                                       -              (4,741)
                                                                             -----------       -----------
Net Income                                                                   $    39,117       $    39,238
                                                                             ===========       ===========

Fully Diluted Earnings Per Common Share:
  Income Before Cumulative Effect of Accounting Change                       $      0.30       $      0.35
  Cumulative effect of accounting change,
    net of tax benefit                                                               -               (0.04)
                                                                             -----------       -----------
Fully Diluted Earnings Per Common Share                                      $      0.30       $      0.31
                                                                             ===========       ===========

Fully Diluted Common Shares Outstanding (average)                            128,442,701       127,303,973
                                                                             ===========       ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


                                                                                    Nine Months Ended
                                                                                      September 30,
                                                                              ----------------------------
                                                                                 2004            2003
                                                                              -----------    -------------
                                                                                  (Thousands of Dollars,
                                                                                Except Share Information)
Operating Revenues                                                           $ 5,030,938       $ 4,554,338
                                                                             -----------       -----------

Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                                  3,123,051         2,766,268
    Other                                                                        754,825           641,686
  Maintenance                                                                    194,078           169,859
  Depreciation                                                                   167,366           151,044
  Amortization                                                                   100,057           139,710
  Amortization of rate reduction bonds                                           124,579           115,232
  Taxes other than income taxes                                                  188,644           178,603
  Gain on sale of utility plant                                                     -                 -
                                                                             -----------       -----------
       Total operating expenses                                                4,652,600         4,162,402
                                                                             -----------       -----------
Operating Income                                                                 378,338           391,936
Interest Expense:
  Interest on long-term debt                                                     101,676            93,496
  Interest on rate reduction bonds                                                75,184            82,088
  Other interest                                                                  12,530            10,835
                                                                             -----------       -----------
        Interest expense, net                                                    189,390           186,419
                                                                             -----------       -----------
Other Income, Net                                                                 12,717             6,008
                                                                             -----------       -----------
Income Before Income Tax Expense                                                 201,665           211,525
Income Tax Expense                                                                68,054            76,304
                                                                             -----------       -----------
Income Before Preferred Dividends of Subsidiary                                  133,611           135,221
Preferred Dividends of Subsidiary                                                  4,169             4,169
                                                                             -----------       -----------
Income Before Cumulative Effect of Accounting Change                             129,442           131,052
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                                       -              (4,741)
                                                                             -----------       -----------
Net Income                                                                   $   129,442       $   126,311
                                                                             ===========       ===========

Fully Diluted Earnings Per Common Share:
  Income Before Cumulative Effect of Accounting Change                       $      1.01       $      1.03
  Cumulative effect of accounting change,
    net of tax benefit                                                               -               (0.04)
                                                                             -----------       -----------
Fully Diluted Earnings Per Common Share                                      $      1.01       $      0.99
                                                                             ===========       ===========

Fully Diluted Common Shares Outstanding (average)                            128,231,267       127,086,414
                                                                             ===========       ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


                                                                                  Twelve Months Ended
                                                                                      Septembr 30,
                                                                              ----------------------------
                                                                                 2004            2003
                                                                              -----------    -------------
                                                                                  (Thousands of Dollars,
                                                                                Except Share Information)
Operating Revenues                                                           $ 6,545,757       $ 5,958,539
                                                                             -----------       -----------

Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                                  4,091,937         3,617,177
    Other                                                                      1,008,839           812,634
  Maintenance                                                                    256,249           239,315
  Depreciation                                                                   220,711           199,933
  Amortization                                                                   152,152           369,522
  Amortization of rate reduction bonds                                           162,518           147,805
  Taxes other than income taxes                                                  242,712           229,078
  Gain on sale of utility plant                                                     -             (187,113)
                                                                             -----------       -----------
       Total operating expenses                                                6,135,118         5,428,351
                                                                             -----------       -----------
Operating Income                                                                 410,639           530,188
Interest Expense:
  Interest on long-term debt                                                     134,439           126,467
  Interest on rate reduction bonds                                               101,455           110,340
  Other interest                                                                  13,435            16,515
                                                                             -----------       -----------
        Interest expense, net                                                    249,329           253,322
                                                                             -----------       -----------
Other Income, Net                                                                  6,273            30,121
                                                                             -----------       -----------
Income Before Income Tax Expense                                                 167,583           306,987
Income Tax Expense                                                                42,482           114,341
                                                                             -----------       -----------
Income Before Preferred Dividends of Subsidiary                                  125,101           192,646
Preferred Dividends of Subsidiary                                                  5,559             5,559
                                                                             -----------       -----------
Income Before Cumulative Effect of Accounting Change                             119,542           187,087
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                                      -               (4,741)
                                                                             -----------       -----------
Net Income                                                                   $   119,542       $   182,346
                                                                             ===========       ===========

Fully Diluted Earnings Per Common Share:
  Income Before Cumulative Effect of Accounting Change                       $      0.93       $      1.47
  Cumulative effect of accounting change,
  net of tax benefit                                                                 -               (0.04)
                                                                             -----------       -----------
Fully Diluted Earnings Per Common Share                                      $      0.93       $      1.43
                                                                             ===========       ===========

Fully Diluted Common Shares Outstanding (average)                            128,104,660       127,359,186
                                                                             ===========       ===========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



                 Northeast Utilities and Subsidiaries
                 ------------------------------------
                Consolidated Statements of Cash Flows
                -------------------------------------


                                                                                    Nine Months Ended
                                                                                      September 30,
                                                                              ----------------------------
                                                                                 2004            2003
                                                                              -----------    -------------
                                                                                 (Thousands of Dollars)
Operating Activities:
  Income before preferred dividends of subsidiaries                           $  133,611       $  135,221
  Adjustments to reconcile to net cash flows
   provided by operating activities:
    Depreciation                                                                 167,366          151,044
    Deferred income taxes and investment tax credits, net                         65,133          (55,734)
    Amortization                                                                 100,057          139,710
    Amortization of rate reduction bonds                                         124,579          115,232
    Deferral of recoverable energy costs                                         (13,147)          (5,480)
    Decrease/(increase) in prepaid pension                                         4,166          (23,778)
    Cumulative effect of accounting change                                           -             (4,741)
    Regulatory (refunds)/overrecoveries                                          (95,912)         115,846
    Other sources of cash                                                        114,312           14,911
    Other uses of cash                                                           (62,648)        (116,431)
  Changes in current assets and liabilities:
    Restricted cash - LMP costs                                                   93,630          (45,760)
    Receivables and unbilled revenues, net                                        74,982          160,789
    Fuel, materials and supplies                                                 (48,684)         (40,548)
    Investments in securitizable assets                                          (46,056)         (36,684)
    Other current assets                                                         (96,206)          (5,703)
    Accounts payable                                                             (24,769)          10,805
    Accrued taxes                                                                (33,691)         (72,851)
    Other current liabilities                                                     75,943           24,906
                                                                              ----------        ---------
Net cash flows provided by operating activities                                  532,666          460,754
                                                                              ----------        ---------

Investing Activities:
  Investments in plant:
    Electric, gas and other utility plant                                       (450,277)        (369,660)
    Competitive energy assets                                                    (13,954)         (12,221)
                                                                              ----------        ---------1
  Cash flows used for investments in plant                                      (464,231)        (381,881)
  Buyout/buydown of IPP contracts                                                    -            (20,437)
  Investment in prior spent nuclear fuel trust                                   (49,110)            -
  Other investment activities                                                    (32,843)           6,582
                                                                              ----------        ---------
Net cash flows used in investing activities                                     (546,184)        (395,736)
                                                                              ----------        ---------

Financing Activities:
  Issuance of common shares                                                        4,470            9,940
  Repurchase of common shares                                                       -             (23,209)
  Issuance of long-term debt                                                     463,113          250,384
  Retirement of rate reduction bonds                                            (138,016)        (126,374)
  Decrease in short-term debt                                                   (103,957)         (16,000)
  Reacquisitions and retirements of long-term debt                               (86,628)         (33,607)
  Cash dividends on preferred stock of subsidiaries                               (4,169)          (4,169)
  Cash dividends on common shares                                                (59,221)         (53,959)
  Other financing activities                                                        (943)          (4,564)
                                                                              ----------        ---------
Net cash flows provided by/(used in) financing activities                         74,649           (1,558)
                                                                              ----------        ---------
Net increase in cash and cash equivalents                                         61,131           63,460
Cash and cash equivalents - beginning of period                                   36,721           54,678
                                                                              ----------        ---------
Cash and cash equivalents - end of period                                     $   97,852        $ 118,138
                                                                              ==========        =========



The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.